UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007
Immediatek, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 S. Walton Dallas, Texas	75226

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 744-8801
10488 Brockwood Road, Dallas, Texas 75238

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.
          On February 21, 2007, DiscLive, Inc., our wholly-owned subsidiary, entered into a Sublease with HDNet LLC, an affiliate of Radical Holdings LP, the sole owner of our Series A Convertible Preferred Stock. Pursuant to the Sublease, DiscLive, Inc. will sublease from HDNet LLC approximately 600 square feet of office space. The rent is $900 per month, utilities included. This Sublease commences on March 1, 2007 and expires February 29, 2008. HDNet LLC leases this office space from Radical Computing, Inc., another affiliate of Radical Holdings LP. The Sublease is subject to the terms of the underlying lease, which includes the termination provisions. A copy of the Sublease is attached as Exhibit 10.20 to this Current Report on Form 8-K.
          On February 23, 2007, but effective as of January 1, 2007, we, together with DiscLive, Inc, entered into a Management Services Agreement with Radical Incubation LP, an affiliate of Radical Holdings LP. Pursuant to this Management Services Agreement, personnel of Radical Incubation LP will provide certain management services to us and DiscLive, Inc., including, among others, legal, financial, marketing and technology. These services will be provided to DiscLive, Inc. and us at a cost of $3,500 per month; however, we will not be required to pay these fees or reimburse expenses and, accordingly, will account for these costs of services and expenses as deemed contributions to us. This agreement will continue until the earlier of:
•	December 31, 2009; and

•	the date on which Radical Holdings LP, it successors or their respective affiliates cease to be beneficially own, directly or indirectly, at least 20% of our then outstanding voting power.
This agreement may be terminated upon 30 days’ written notice by Radical Incubation LP for any reason or by us for gross negligence. DiscLive, Inc. and we also agreed to indemnify and hold harmless Radical Incubation LP for its performance of these services, except for gross negligence and willful misconduct. Further, we limited Radical Incubation LP’s maximum aggregate liability for damages under this agreement to the amounts deemed contributed to us by virtue of this agreement during twelve months prior to that cause of action. A copy of the Management Services Agreement is attached as Exhibit 10.21 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.
          The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-B and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit

10.20	Sublease, dated February 21, 2007, by and between DiscLive, Inc. and HDNet LLC.

10.21	Management Services Agreement, dated as of February 23, 2007, but effective as January 1, 2007, by and among the Registrant, DiscLive, Inc. and Radical Incubation LP.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc., a Nevada corporation
Date: February 26, 2007	By:	/s/ PAUL MARIN
		Name:	Paul Marin
		Title:	President & Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

10.20	Sublease, dated February 21, 2007, by and between DiscLive, Inc. and HDNet LLC.

10.21	Management Services Agreement, dated as of February 23, 2007, but effective as January 1, 2007, by and among the Registrant, DiscLive, Inc. and Radical Incubation LP.